Fidelity                                               205 DATURA STREET
Bankshares                                             WEST PALM BEACH, FL 33401
                                                       (561) 803-9900


                 Fidelity Bankshares 2005 Net Income Up 40.1% to
                     $32.1M, EPS $1.28; Q4 Net Income $8.4M,
                  EPS $0.33 Assets Reach $4.1B; Deposits $3.5B

West Palm Beach,  FL,  January 18, 2006 -- Fidelity  Bankshares,  Inc.  (Nasdaq:
FFFL), the holding company for Fidelity Federal Bank & Trust, announced today that the company's net income for the year ended December 31, 2005 increased by 40.1% to $32.1 million, or $1.32 basic and $1.28 diluted earnings per share of common stock, from $22.9 million, or $1.04 basic and $1.01 diluted earnings per share of common stock in 2004.

Net income for the fourth quarter ended December 31, 2005 increased 56.6% to $8.4 million or $0.34 basic and $0.33 diluted earnings per share of common stock, compared to net income for the fourth quarter of 2004 of $5.3 million, or $0.24 basic and $0.23 diluted earnings per share of common stock.

The net interest margin for the fourth quarter was 3.68%, compared with 3.48% for the fourth quarter of 2004 and 3.74% for the third quarter of 2005. For the year ended December 31, 2005, the net interest margin was 3.74%, compared to 3.36% for the year ended December 31, 2004.

Core deposits, which exclude all certificates of deposit, were 74.5% of total deposits at December 31, 2005, compared with 77.5% at December 31, 2004 and 76.3% at September 30, 2005. As a result of local governmental approval delays, the opening of two new offices during the quarter did not occur until January 2006. The company, therefore, relied on the issue of short-term certificates of deposit to provide for loan funding needs. These offices have now opened, and the company expects core deposits generated by these new branches will replace the short-term certificates of deposit.

Chairman and CEO Vince Elhilow said, "This was another good year for our bank operations and our shareholders, despite difficulties presented by the continuing flattening of the interest rate yield curve and disruption to our operations caused by Hurricane Wilma. We are now operating 50 full-service branch locations and three loan production offices in five South Florida counties. We surpassed $4 billion in assets as we continued to gain share in one of the most attractive banking markets in America."

The company's board of directors declared a cash dividend of $0.08 per share for stockholders of record on January 19, 2006. This distribution will be paid on January 27, 2006.

At December 31, 2005, Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, had assets of $4.08 billion and deposits of $3.54 billion. The Bank opened two new offices in January in northern Broward County in an area contiguous to Boca Raton. It now operates in Florida through 50 branches and three loan production offices in Palm Beach, Martin, Broward, Indian River and St. Lucie counties.

An   investment    profile   on   Fidelity    Bankshares   may   be   found   on
http://www.hawkassociates.com/fffl/profile.htm.

For more information, contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com. Information about Fidelity Bankshares, Inc. can be found on http://www.fidelityfederal.com. Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on http://www.hawkassociates.com.

Fidelity Bankshares Inc.
Selected Unaudited Financial Data


                                                                          December 31,                  December 31,
                                                                             2005                           2004
                                                                     ------------------------------------------------
                                                                                      (In Thousands)
Assets
Cash and interest earning deposits                                          $ 188,723                      $ 149,409
Assets available for sale                                                     410,473                        505,629
Assets held to maturity                                                       242,497                         89,167
Loans:
     Residential mortgage                                                   1,523,740                      1,389,153
     Commercial mortgage                                                    1,082,719                        831,165
     Consumer                                                                 295,622                        231,333
     Commercial business                                                      153,916                        121,331
                                                                     -----------------              -----------------
           Gross loans                                                      3,055,997                      2,572,982
     Less:
           Deferred costs (income)                                              3,116                          2,654
           Allowance for loan losses                                           16,171                         13,628
                                                                     -----------------              -----------------
                 Loans, Net                                                 3,036,710                      2,556,700
                                                                     -----------------              -----------------
                                                                     -----------------              -----------------
Office properties and equipment                                                91,164                         83,439
FHLB stock                                                                     11,398                         17,399
REO                                                                             1,793                              -
Goodwill                                                                       14,256                          2,171
Core Deposit Intangible                                                         6,528                              -
All other assets                                                               78,050                         66,625
                                                                     -----------------              -----------------
Total assets                                                              $ 4,081,592                    $ 3,470,539
                                                                     =================              =================
Liabilities and Equity
Liabilities:
Deposits:
     Checking, savings and money
           market accounts                                                $ 2,638,794                    $ 2,182,020
     Certificates of deposit                                                  902,080                        632,650
                                                                     -----------------              -----------------
           Total deposits                                                   3,540,874                      2,814,670
     Repurchase agreements                                                     54,113                         46,097
     Borrowings from FHLB                                                      92,364                        250,855
     Subordinated debentures                                                   53,608                         53,608
     All other liabilities                                                     55,956                         54,026
                                                                     -----------------              -----------------
                                                                     -----------------              -----------------
           Total liabilities                                                3,796,915                      3,219,256
                                                                     -----------------              -----------------
                                                                     -----------------              -----------------
     Stockholders' equity                                                     284,677                        251,283
                                                                     -----------------              -----------------
     Total liabilities and equity                                         $ 4,081,592                    $ 3,470,539
                                                                     =================              =================

Certain amounts in prior year have been reclassified to conform with the December 31, 2005 presentation.

     Fidelity Bankshares, Inc.
     Financial  Highlights
     (Unaudited)

                                                                 Three Months    Three Months   Twelve Months  Twelve Months
                                                                    Ended           Ended          Ended           Ended
                                                                 December 31,    December 31,    December 31,  December 31,
                                                                    2005            2004            2005           2004
     FOR THE PERIOD (In Thousands)
     ------------------------------------------------------------------------------------------------------------------------
     Interest income                                                  $57,168         $44,525       $206,551        $164,664
     Interest expense                                                  23,305          15,963         76,211          59,864
     Net interest income                                               33,863          28,562        130,340         104,800
     Chargeoffs                                                            64               5            330             252
     Recoveries                                                                       1     -              1              25
     Gain on sale of loans                                                 85             228            728             619
     Gain (loss) on sale of mortgage-backed and investment securities       -            (728)             -             407
     Net income                                                         8,360           5,340         32,082          22,897

     PER COMMON SHARE
     ------------------------------------------------------------------------------------------------------------------------
     Net Income: (1)
                         Basic EPS                                      $0.34           $0.24          $1.32           $1.04
                         Diluted EPS                                     0.33            0.23           1.28            1.01
     Dividends declared (1)                                              0.08            0.08           0.32            0.28
     Book value (1)                                                     11.34           10.29          11.34           10.29
     Stock price: (1)
                         High                                           34.20           28.85          34.20           28.85
                         Low                                            26.25           24.24          22.27           20.41
                         Close                                          32.70           28.51          32.70           28.51

     AVERAGE FOR THE PERIOD (In Thousands)
     ------------------------------------------------------------------------------------------------------------------------
     Assets                                                        $3,988,405      $3,491,085     $3,762,005      $3,336,797
     Loans receivable, net                                          2,964,449       2,600,046      2,723,586       2,424,354
     Mortgage-backed securities                                       622,820         458,718        645,458         466,035
     Investments                                                       96,964         222,708        118,138         227,328
     Deposits                                                       3,343,502       2,810,154      3,132,413       2,665,929
     Borrowed funds                                                   281,622         386,959        294,572         400,498
     Stockholders' equity                                             281,997         216,287        270,210         199,273

     SELECTED RATIOS
     ------------------------------------------------------------------------------------------------------------------------
     Return on average assets                                           0.84%           0.61%          0.85%           0.69%
     Return on average equity                                          11.86%           9.88%         11.87%          11.49%
     Interest rate spread on average assets for the period              3.64%           3.43%          3.70%           3.33%
     Net yield on average interest earning assets for the period        3.68%           3.48%          3.74%           3.36%
     Ratio of interest earning assets to interest bearing
                         liabilities at end of period                  99.95%         103.16%         99.95%         103.16%
     Ratio of non performing assets to total assets                     0.22%           0.19%          0.22%           0.19%
     Ratio of valuation allowances to non performing assets           176.94%         211.85%        176.94%         211.85%
     Ratio of valuation allowances to loans receivable, net             0.53%           0.53%          0.53%           0.53%
     Stockholders' equity as a percentage of assets                     6.97%           7.24%          6.97%           7.24%

     PERIOD END (In Thousands, except for share data)
     ------------------------------------------------------------------------------------------------------------------------
     Total assets                                                  $4,081,592      $3,470,539     $4,081,592      $3,470,539
     Interest earning cash and investment securities                   92,202         106,238         92,202         106,238
     Mortgage-backed securities                                       598,834         529,640        598,834         529,640
     Loans receivable, net                                          3,036,710       2,556,700      3,036,710       2,556,700
     Federal Home Loan Bank Stock                                      11,398          17,399         11,398          17,399
     Real estate owned and held for investment                          1,793               -          1,793               -
     Loan loss reserve                                                 16,171          13,628         16,171          13,628
     All other assets                                                 340,655         260,562        340,655         260,562
     Borrowed funds                                                   200,085         350,560        200,085         350,560
     Common shares outstanding (1)                                 25,114,716      24,425,050     25,114,716      24,425,050
     Stockholders' equity                                             284,677         251,283        284,677         251,283

(1) Reflects 3 for 2 stock split distributed in form of a stock dividend paid on January 14, 2005 to stockholders of record on December 31, 2004.

Certain amounts in prior year have been reclassified to conform with the December 31, 2005 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Operating Data

                                                          Three Months Ended                     Twelve Months Ended
                                                             December 31,                              December 31,
                                                    2005                 2004                 2005                 2004
                                              --------------------------------------    --------------------------------------
                                              (In Thousands, except for share and        (In Thousands, except for share and
                                                           per share data)                      per share data)
Selected Operating Data:
     Interest income                                   $57,168              $44,525             $206,551             $164,664
     Interest expense                                   23,305               15,963               76,211               59,864
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------

     Net interest income before
          provision for loan losses                     33,863               28,562              130,340              104,800
     Provision for loan losses                             579                  562                1,877                2,736
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------
     Net interest income after
          provision for loan losses                     33,284               28,000              128,463              102,064
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------

     Other income
          Fees on deposit accounts                       3,037                2,674               11,309               11,048
          Fees for other banking services                3,147                2,657               12,518               11,156
          Gain on sale of loans                             85                  228                  728                  619
          Gain on sale of securities                         -                 (728)                   -                  407
          Other income                                     551                  477                1,936                1,943
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------
                Total other income                       6,820                5,308               26,491               25,173
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------
     Operating expense
          Compensation and benefits                     15,211               12,899               58,448               50,475
          Occupancy and equipment                        5,545                4,256               20,846               16,612
          All other operating expense                    5,874                7,405               23,903               22,563
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------
                Total operating expense                 26,630               24,560              103,197               89,650
                                              -----------------     ----------------    -----------------     ----------------
                                              -----------------     ----------------    -----------------     ----------------

     Income before taxes                                13,474                8,748               51,757               37,587
     Provision for income taxes                         5,114                3,408               19,675               14,690

     Net income                                         $8,360               $5,340              $32,082              $22,897
                                              =================     ================    =================     ================
                                              =================     ================    =================     ================

     Earnings per share: (1)
          Basic                                          $ .34                $ .24               $ 1.32               $ 1.04
                                              =================     ================    =================     ================
                                              =================     ================    =================     ================
          Diluted                                        $ .33                $ .23               $ 1.28               $ 1.01
                                              =================     ================    =================     ================
                                              =================     ================    =================     ================

     Shares used for EPS computations: (1)
          Basic                                     24,556,045           22,288,494           24,344,880           22,068,136
                                              =================     ================    =================     ================
                                              =================     ================    =================     ================
          Diluted                                   25,279,606           23,040,279           25,012,528           22,748,552
                                              =================     ================    =================     ================
                                              =================     ================    =================     ================

(1) Reflects 3 for 2 stock split distributed in the form of a stock dividend paid on January 14, 2005 to stockholders of record on December 31, 2004. Certain amounts in prior year have been reclassified to conform with the December 31, 2005 presentation.